UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
 (Exact name of registrant as specified in its charter)

Luxembourg	001-34354	Not Applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

291, Route d’Arlon L-1150 Luxembourg Grand Duchy of Luxembourg
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +352 2469 7900

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 17, 2011, Altisource Portfolio Solutions S.A. (“Altisource”) issued a press release announcing financial results for its quarter ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K.

Non-GAAP Financial Information

Altisource discloses the following financial measure that is calculated and presented on a basis other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in the attached press release:

•	Altisource evaluates performance based on several factors, of which the primary financial measure is income before interest, tax, depreciation and amortization (“EBITDA”). In addition, the Company adjusts EBITDA for goodwill impairment and Net Income Attributable to Non-controlling Interests. The Company believes that this non-GAAP financial measure is useful to investors and analysts in analyzing and assessing its overall business performance, for making operating and compensation decisions and for forecasting and planning future periods. The Company uses non-GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance and to provide incremental insight into the underlying factors and trends affecting both the Company’s performance and its cash-generating potential. The Company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides such readers with useful supplemental data that allows for greater transparency in the review of its financial and operational performance and enables investors to more fully understand trends in its current and future performance.

Reconciliation of this non-GAAP financial measure to the most directly comparable financial measures calculated and presented in accordance with GAAP is included in the attached press release. This non-GAAP financial measure should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release of Altisource Portfolio Solutions S.A. dated February 17, 2011.

ii

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2011

Altisource Portfolio Solutions S.A.

By: /s/  Robert D. Stiles
Name: Robert D. Stiles
Title: Chief Financial Officer

iii